SCHEDULE 14A
                                  (RULE 14A-101)

                    INFORMATION REQUIRED BY A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed  by  the  Registrant   |X|

Filed by a Party other than the Registrant  |_|

Check  the  appropriate  box:
|X|  Preliminary  Proxy  Statement          |_| Confidential For Use of the
                                                Commission Only (as Permit-
                                                ted by Rule 14a-6(e)(2))

|_|  Definitive  Proxy  Statement

|_|  Definitive  Additional  Materials

|_|  Soliciting  Material  Pursuant  to  Rule  14a-11  (c)  or  Rule  14a-12

                            HYPERDYNAMICS CORPORATION
                            -------------------------
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment  of  filing  fee:  (Check  the  appropriate  box):

|X|  No  fee  required

|_|  Fee  computed  on  table  below  per  Exchange  Act
     Rule  14a-6(I)(1)  and  0-11

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

|_|  Fee  paid  previously  with  preliminary  materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of the filing.

(1)  Amount  Previously  Paid:

(2)  Form,  Schedule  or  Registration  Statement  No.:

(3)  Filing  Party:

(4)  Date  Filed:

                            HYPERDYNAMICS CORPORATION
                         2656 SOUTH LOOP WEST, SUITE 103
                              HOUSTON, TEXAS 77054

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 26, 1999

     The Annual Meeting of Stockholders (the "Annual Meeting") of HyperDynamics Corporation (the "Company") will be held at 2656 South Loop West, Suite 103, Houston, Texas 77054 , on August 26, 1999 at 10:00 AM (CST) for the following purposes:

     (1)     To  elect  three  (3)  directors.

     (2) To amend the Articles of Incorporation to authorize 20,000,000 shares of preferred stock.

     (3) To ratify the selection of John B. Evans, II CPA as the Company's independent auditor for the fiscal year ending June 30, 1999.

     (4) To act upon such other business as may properly come before the Annual Meeting.

     Only holders of common stock of record at the close of business on July 14, 1999, will be entitled to vote at the Annual Meeting or any adjournment thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please sign, date and return your proxy to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

     BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                               /s/  Kent  Watts
                               Chairman  of  the  Board  and
                               President

July  13,  1999
Houston,  Texas

                            HYPERDYNAMICS CORPORATION
                         2656 SOUTH LOOP WEST, SUITE 103
                              HOUSTON, TEXAS 77054

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 26, 1999

     This proxy statement (the "Proxy Statement") is being furnished to stockholders (the "Stockholders") in connection with the solicitation of proxies by the Board of Directors of HyperDynamics Corporation, a Delaware corporation (the "Company") for their use at the Annual Meeting (the "Annual Meeting") of
Stockholders of the Company to be held at 2656 South Loop West, Suite 103, Houston, Texas 77054 on August 26, 1999, at 10:00 AM (CST), and at any adjournments thereof, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders (the "Notice"). This Proxy Statement and the accompanying form of proxy (the "Proxy") are first being mailed to Stockholders on or about July 28, 1999. The cost of solicitation of proxies is being borne by the Company.

     The close of business on July 14, 1999, has been fixed as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. As of record date, there were 12,409,503 shares of the Company's common stock, par value of $0.001 per share (the "Common Stock"), issued and outstanding. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Annual Meeting. Each share is entitled to one vote on all issues requiring a Stockholder vote at the Annual Meeting. Each nominee for Director named in Number 1 must receive a majority of the votes cast in person or by proxy in order to be elected. Stockholders may not cumulate their votes for the election of Directors. The affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the approval of Number 2 and for the ratification of Number 3 set forth in the accompanying Notice.

     All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Annual Meeting in accordance with the directions on the proxies. If no direction is indicated, the shares will be voted (I) FOR THE ELECTION OF THE NOMINEES NAMED HEREIN, (II) FOR THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE 20,000,000 SHARES OF PREFERRED STOCK, AND (III) FOR THE RATIFICATION OF JOHN B. EVANS, II CPA AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1999. The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment on such matters.

     The enclosed Proxy, even though executed and returned, may be revoked at any time prior to the voting of the Proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company, or (c) by voting in person at the Annual Meeting.

            _________________________________________________________

             (1)  TO ELECT THREE (3) DIRECTORS FOR THE ENSUING YEAR
            _________________________________________________________

NOMINEES  FOR  DIRECTOR

     The persons named in the enclosed Proxy have been selected by the Board of Directors to serve as proxies (the "Proxies") and will vote the shares represented by valid proxies at the Annual Meeting of Stockholders and adjournments thereof. They have indicated that, unless otherwise specified in the Proxy, they intend to elect as Directors the nominees listed below. All the nominees are presently members of the Board of Directors. Each duly elected Director will hold office until his successor shall have been elected and qualified.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed Proxy will be voted for the election of the nominees listed below. Although the Board of Directors of the Company does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed Proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The Board of Directors unanimously recommends a vote FOR the election of each of the nominees listed below.

     Kent Watts, age 41, became Chairman of the Board of Directors and was named the Company's President and Chief Executive Officer on June 4, 1997. He has served as a Director, Chief Financial Officer, and Chief Information Officer of the Company since January 17, 1997. Mr. Watts has been a certified public accountant in Texas since 1985 and a licensed real estate broker since 1979. He received a Bachelor of Business Administration Degree from the University of Houston in 1983. Mr. Watts founded MicroData Systems, Inc., a subsidiary of the Company, in 1988 and has been MicroData's CEO since that time. He has extensive experience working with management information systems. Mr. Watts has been involved in the design, implementation and management of heterogeneous, multiprotocol networks. He has substantial technical experience with a variety of operating systems, relational databases, and client-server based software applications. He brings to the Company an interesting blend of business and technical experience.

     Robert J. Hill, age 43, has served as the Chief Operating Officer of the Company since June 1996 and as Chief Operating Officer and a Director of the Company since August 26, 1996. In July, 1997, Mr. Hill was appointed vice-president of the Company. Before joining the Company, Mr. Hill served for two years as vice president of HudsonTrinity Incorporated, a privately held Internet service provider and network engineering company that also contracted senior network engineers to Loral Space Systems, Inc., the principal civilian contractor for the design, development and installation of NASA's new manned space flight control center. Previously, Mr. Hill served for three years as Acquisition Manager for Loral Space Systems, Inc. Mr. Hill has earned an MBA degree from South Eastern Institute of Technology and a BA degree from the State University of New York at Potsdam.

     Ted  W.  Tarver,  age  44, was President of Wireless Cable Connection, Inc.
(WCC) until October, 1997 when he became President of Wired & Wireless Corporation, a wholly-owned subsidiary of HyperDynamics Corporation. Mr. Tarver played major roles in the development of over 50 wireless TV systems since 1979. Mr. Tarver has served as a Director of the Company since February, 1998. He will use his wireless technology experience to help the Company's Wired & Wireless subsidiary establish itself in the international wireless industry with a unique capability to provide complete end-to-end wireless systems supporting voice, video, and data applications over wireless infrastructures.

EXECUTIVE  OFFICERS

     Messrs. Watts and Hill are directors and executive officers of the Company. Mr. Tarver is a director of the Company, and an officer of a subsidiary of the Company. In addition, Lewis E. Ball serves as the Company's corporate secretary.

     Lewis E. Ball, age 68, has served as the secretary of the Company since 1997 and as the Chief Financial Officer from June 1996 to January 1997. He has been a financial consultant to a number of companies since 1993. Mr. Ball has served as a director of JVWeb, Inc. since 1997 and as secretary and treasurer of JVWeb, Inc. since 1998. Mr. Ball has many years of industry experience as a Chief Financial Officer with Stevenson Services, Inc. and Richmond Tank Car Company (from 1983 to 1993). Mr. Ball is a Certified Public Accountant and a Certified Management Accountant. Mr. Ball has a B.B.A. in Finance from the University of Texas, and he did post-graduate work in accounting at the University of Houston.

     INFORMATION  CONCERNING  THE  BOARD  OF  DIRECTORS  AND  ITS  COMMITTEES

     The Company has no compensation committee, no audit committee and no nominating committee. Decisions concerning executive officer compensation for 1998 were made by the full Board of Directors.

     The Board of Directors held regular meetings and took action by unanimous written consent on 26 occasions during the fiscal year ended June 30, 1998, in which all Directors took part.

     There is no family relationship between or among any of the directors and executive officers of the Company.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

     Messrs,  Watts, Hill, Tarver and Ball failed to timely file Form 3 and Form
4. Subsequently, each of them filed a timely Form 5 which included the information required to be filed for Form 3 and Form 4. Mr. Watts failed to timely file one Form 3 and three Forms 4. Mr. Hill failed to timely file one Form 3 and one Form 4. Mr. Tarver failed to timely file one Form 3 and one Form
4.  Mr.  Ball  failed  to  timely  file  one  Form  3  and  one  Form  4.

EXECUTIVE  COMPENSATION

      The following table reflects all forms of compensation for services to the Company for the fiscal years ended June 30, 1998, 1997, 1996 of certain executive officers. No other executive officer of the Company received compensation which exceeded $100,000 during 1998.

                                SUMMARY COMPENSATION TABLE
                                --------------------------

                           Annual Compensation     Long Term Compensation
                        -------------------------  ----------------------
                                                   Awards                  Payouts
                                                   -------------------------------
                                       Other                   Securities           All
                                       Annual      Restricted  Underlying           Other
Name  and                              Compens     Stock       Options/    LTIP     Compen-
Position          Year  Salary  Bonus  sation (1)  Awards      SARs        Payouts  sation
Kent Watts        1998  $84,000     0           0          0      0              0        0
CEO,              1997  $60,000     0           0          0      0              0        0
President,        1996  $-0-        0           0          0      0              0        0
CFO

     No current executive officer of the Company received compensation in excess of $100,000 for the years shown.

     The Company provides certain executive officers certain personal benefits. Since the value of such benefits does not exceed the lesser of $50,000 or 10% of annual compensation, the amounts are omitted.

DIRECTOR  COMPENSATION

     The Company does not currently pay any cash directors' fees, but it pays the expenses of its directors in attending board meetings.

EMPLOYEE  STOCK  OPTION  PLAN

     The Company has been successful in attracting and retaining qualified personnel, the Company believes that its future success will depend in part on its continued ability to attract and retain highly qualified personnel. The Company pays wages and salaries that it believes are competitive. The Company also believes that equity ownership is an important factor in its ability to attract and retain skilled personnel including consultants, and the Board of Directors of the Company has adopted an employee stock option program. Options to purchase 1,620,000 shares of registered common stock have been approved under the Plan. Such options will vest over a five year or other negotiated period and will have a strike at a price set at the time of grant and based on the then current market value of the stock. The President of the Company has the authority as given by the Board of Directors to negotiate stock option agreements with corporate consultants as well. As of June 8, 1999, options to purchase 1,517,060 shares have been granted under this plan of which 662,181 options have been exercised. The purpose of the executive stock option program will be to further the interest of the Company, its subsidiaries and its stockholders by providing incentives in the form of stock options to key employees, consultants, and directors who contribute materially to the success and profitability of the Company. The grants will recognize and reward outstanding individual performances and contributions and will give such persons a proprietary interest in the Company, thus enhancing their personal interest in the Company's continued success and progress. This program will also assist the Company and its subsidiaries in attracting and retaining key employees and directors.

EMPLOYMENT  AGREEMENT

     The Company is currently negotiating an employment agreement with Kent Watts. The company has no other employment agreements.

              STOCK OWNERSHIP OF MAJOR STOCKHOLDERS AND MANAGEMENT

     The following table sets forth certain information at June 1, 1999, with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company who owns beneficially more than 5% of the outstanding shares, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. As of June 1, 1999, there were 12,409,503 shares of Common Stock outstanding. Messrs. Watts, Hill, Tarver and Ball have sole voting and investment power with respect to the shares shown as beneficially owned by each of them.

Name and                         Number of     Title of  Percent of
Address                            Shares       Class       Class
-----------------------------  --------------  --------  -----------
Kent Watts
2656 South Loop West
Suite 103                                      Common
Houston, Texas 77054               1,015,000   Stock            8.5%

Robert J. Hill
2656 South Loop West
Suite 103                                      Common
Houston, Texas 77054             139,600  (1)  Stock            1.0%

Ted W. Tarver
2656 South Loop West
Suite 103                                      Common
Houston, Texas 77054             300,000  (2)  Stock            2.5%

Lewis E. Ball
2656 South Loop West
Suite 103                                      Common
Houston, Texas 77054              54,560  (3)  Stock            0.4%

Emerald Bay Interests LTD
Givens Hall Bank & Trust
Third Floor Genesis Building
Georgetown, Grand Cayman
BWI                                5,933,333   Stock           47.8%

All directors and
executive officers                             Common
as a group (3 persons)             1,529,560   Stock           11.9%

                                               Common
Other Group                    1,410,900  (4)  Stock           11.3%

                                        6

______________________________
(1) This amount includes currently exercisable options to purchase up to 139,600 shares of common stock of the Company at an exercise price of $1.25 per share.

(2) This amount includes currently exercisable options to purchase up to 100,000 shares of common stock of the Company at an exercise price of $.50 per share, and currently exercisable warrants to purchase up to 100,000 shares of common stock of the Company at an exercise price of $.51 per share.

(3) This amount includes currently exercisable options to purchase up to 8,760 shares of common stock of the Company at an exercise price of $.75 per share, currently exercisable options to purchase up to 33,300 shares of common stock of the Company at an exercise price of $1.25 per share, and currently exercisable warrants to purchase up to 12,500 shares of common stock of the Company at an exercise price of $.51 price share.

(4) On August 15, 1996 the Company went through a reorganization which resulted in the issuance of 1,410,900 shares of common stock to certain persons. The Company believes that these persons may be a group. The Company's records show the following holdings by these persons as of June 1, 1999:

     Name                Number of Shares Held of Record
     ----                -------------------------------
Thompson                    102,150
Klausmeyer                  237,250
Strawn                      339,300
Cicero  Cinzano              50,000
HuggerMugger                102,200
Segal/Alex  Trust            45,000
FYJIGIM                      45,000
Nationsbank/
   Thompson famil trust      45,000
Flicker                      70,000
Q-Marq                      115,000
Eurotrade                   160,000
Tobem                       100,000
                          ---------

Total                     1,410,900
                          =========

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     The Board of Directors of the Company has adopted a policy that Company affairs will be conducted in all respects by standards applicable to publicly-held corporations and that the Company will not enter into any future transactions and/or loans between the Company and its officers, directors and 5% shareholders unless the terms are no less favorable than could be obtained from independent, third parties and will be approved by a majority of the independent, disinterested directors of the Company.

     On July 15, 1997, the Company entered into a bridge financing arrangement with Emerald Bay Interests, LTD. Under the terms of this arrangement, the Company borrowed a total of $350,000. The borrowed amounts were to bear interest at the rate of 10% per annum and would have been payable between August 31, 1997 and November 15, 1997. Pursuant to this arrangement and as further negotiated by the Company, any amounts that were not repaid by November 15, 1997, were convertible by Emerald Bay into common stock at a conversion price of $.06 per share. On January 12, 1998, the Company entered into a Debt Conversion Agreement with Emerald Bay whereby all of this debt plus accrued interest would be converted to 5,833,333 shares of common stock of the Company. Emerald Bay acquired control of the Company through this transaction.

     Michael Watts, the brother of Kent Watts, has conducted certain securities brokerage business with Emerald Bay Interests, LTD. Michael Watts was retained by the Company in April, 1996 as a consultant in the area of acquisitions. Under that agreement the Company granted 275,000 stock options to Michael Watts. The Board of Directors has renewed the consulting agreement with Michael Watts through March, 2000. In December, 1997, the Company adjusted the original consulting agreement to include a total of 375,000 currently exercisable options exercisable 1/3 at $.625, 1/3 at $1.00, and 1/3 at $1.375 per share expiring on June 30, 2000. In April 1, 1999, pursuant to the consulting agreement, the
Company granted to Michael Watts 350,000 currently exercisable options exercisable at $.50 per share expiring in March, 2001. Some of these options have been exercised.

     In December, 1998, Kent Watts purchase a convertible promissory note of the Company from a note holder. The Company had not made any payments of principal or interest on the note. This promissory note was paid off to Kent Watts by the Company at a 50% discount to the principal balance remaining and without any accrued interest, to Kent Watts in May, 1999. The Company paid $12,500 to Mr. Watts. This transaction extinguished the debt.

     _______________________________________________________________________


   (2)  TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE 20,000,000 SHARES OF
                                PREFERRED STOCK.

    ________________________________________________________________________


DESCRIPTION  AND  EFFECT  OF  THE  AMENDMENT

     The Board of Directors of the Company recommends the approval of the proposed amendment (the "Amendment") to authorize 20,000,000 shares of preferred stock.

     The proposed Amendment would amend Article IV of the Articles of Incorporation as amended of HyperDynamics Corporation to authorize 20,000,000 shares of preferred stock. Such an Amendment requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     PRINCIPAL  REASONS  FOR  THE  AMENDMENT

     The Board of Directors believes it is desirable to authorize 20,000,000 shares of preferred stock. Currently, the Company has no shares of preferred shares authorized. The purpose of the proposed amendment is to make available for issuance shares of preferred stock which will be available in the event the Board of Directors determines that it is necessary and appropriate to raise additional capital through the sale of preferred stock in the public or private market, or otherwise issue shares of preferred stock for acquisitions or other appropriate corporate purposes. The Board of Directors has no present agreement, arrangement or plan to issue any shares of preferred stock.

     AMENDMENT  TO  ARTICLES  OF  INCORPORATION

     The Article IV of the Company's Articles of Incorporation would be amended to add new sections (b) and (c) as follows:

                                   ARTICLE IV

     "(b) The aggregate number of shares of preferred stock which the corporation shall have authority to issue is twenty million (20,000,000) shares of preferred stock, par value of $0.001. No share of preferred stock shall be issued until it has been paid for and it shall thereafter be non-assessable

     (c) The Preferred Stock may be divided into and issued in one or more series. The preferences, limitations, and relative rights of the Preferred Stock may vary between series in any and all respects, but shall not vary within a series. The Board of Directors may establish one or more series of unissued shares of the Preferred Stock and fix and determine the preferences, limitations, and relative rights of any series to the fullest extent set forth herein and permitted by Delaware law, as now or hereafter in force. The Board of Directors may increase or decrease the number of shares within each such series; provided, however, that the Board of Directors may not decrease the number of shares within a series below the number of shares within such series that is then issued. The preferences, limitations, and relative rights of any Preferred Stock to be issued shall be fixed by the Board of Directors adopting a resolution or resolutions to such effect and filing a statement with respect thereto as required by Delaware law."

     The Board of Directors unanimously recommends a vote FOR amending the Company's Articles of Incorporation to authorize 20,000,000 shares of preferred stock.

            _________________________________________________________

                (3)  TO RATIFY THE SELECTION OF JOHN B. EVANS, II
                      AS THE COMPANY'S INDEPENDENT AUDITOR
                     FOR THE FISCAL YEAR ENDING JUNE 30, 1999.
            _________________________________________________________

     The Board of Directors has selected John B. Evans, II as the Company's independent audit or for the current fiscal year. Although not required by law or otherwise, the selection is being submitted to the Stockholders of the Company as a matter of corporate policy for their approval.


     The Board of Directors wishes to obtain from the Stockholders a ratification of their action in appointing their existing certified public accountant, John B. Evans, II, independent auditor of the Company for the fiscal year ending June 30, 1999. Such ratification requires the affirmative vote of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting.

     In the event the appointment of John B. Evans, II as independent auditor is not ratified by the Stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other independent auditors for the fiscal year ending June 30, 1999.

     A representative of John B. Evans, II is expected to be present at the Annual Meeting with the opportunity to make a statement if he so desires and to respond to appropriate questions.

     The Board of Directors unanimously recommends a vote FOR the ratification of John B. Evans, II as independent auditor for fiscal year ending June 30, 1999.

            _________________________________________________________

                               (4)  OTHER MATTERS
            _________________________________________________________

     The Board of Directors is not aware of any other matters to be presented for action at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement on such matters.

                        FUTURE PROPOSALS OF STOCKHOLDERS

     The deadline for stockholders to submit proposals to be considered for inclusion in the Proxy Statement for the Annual Meeting of Stockholders for the fiscal year ended June 30, 1999 is September 15, 1999.

                         BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                        /s/ Kent Watts
                        Chairman of the Board and
                        President

Houston, Texas

                                      PROXY

                            HYPERDYNAMICS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON AUGUST 26, 1999

     The undersigned hereby appoints Kent Watts and Robert J. Hill, and each of them as the true and lawful attorneys, agents and proxies of the undersigned, with full power of substitution, to represent and to vote all shares of Common Stock of HyperDynamics Corporation held of record by the undersigned on July 14, 1999, at the Annual Meeting of Stockholders to be held on August 26, 1999, at 10:00 AM (CST) at 2656 South Loop West, Suite 103, Houston, Texas 77054 and at any adjournments thereof. Any and all proxies heretofore given are hereby revoked.

     WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN NUMBER 1, FOR THE PROPOSAL OF NUMBER 2, AND, FOR THE RATIFICATION OF NUMBER 3.

1.     ELECTION  OF  DIRECTORS  OF  THE  COMPANY.  (INSTRUCTION:  TO  WITHHOLD
                                                    --------------------------
AUTHORITY  TO  VOTE  FOR  ANY  INDIVIDUAL  NOMINEE,  STRIKE  A  LINE THROUGH, OR
--------------------------------------------------------------------------------
OTHERWISE  STRIKE,  THAT  NOMINEE'S  NAME  IN  THE  LIST  BELOW.)
----------------------------------------------------------------

o  FOR  all  nominees  listed               o  WITHHOLD  authority  to
   below  except  as  marked                   vote  for  all  nominees
   to  the  contrary                           below


     Kent Watts                 Robert J. Hill                 Ted W. Tarver


2. PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO AUTHORIZE 20,000,000 SHARES OF PREFERRED STOCK.


o  FOR                 o  AGAINST               o  ABSTAIN

3. PROPOSAL TO RATIFY THE SELECTION OF JOHN B. EVANS, II AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


o  FOR                 o  AGAINST               o  ABSTAIN


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.


o  FOR                 o  AGAINST               o  ABSTAIN


     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

_____________________              ___________________________________
Number  of                         Signature
Shares  Owned

                                   ___________________________________
                                   (Typed  or  Printed  Name)


                                   ___________________________________
                                   Signature  if  held  jointly


                                   ___________________________________
                                   (Typed  or  Printed  Name)


                                   DATED:  ___________________________

            THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED
               AT THE MEETING.  PLEASE MARK, SIGN, DATE AND RETURN
                              THIS PROXY PROMPTLY.